UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2023

HighPeak Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39464	84-3533602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

421 W. 3rd St., Suite 1000 Fort Worth, Texas 76102
(address of principal executive offices) (zip code)

(817) 850-9200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	HPK	The Nasdaq Stock Market LLC
Warrant	HPKEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On June 12, 2023, HighPeak Energy, Inc. (the “Company”) issued a press release announcing that, subject to market and customary conditions, the Company intends to offer for sale $575 million in aggregate principal amount of Senior Notes due 2028 (the “Notes,” and such offering, the “Offering”) in a private offering to eligible purchasers that is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference. Neither this Current Report on Form 8-K nor the press release constitutes an offer to sell, or a solicitation of an offer to buy, the Notes.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 8.01	Other Events.

Ninth Amendment to Credit Agreement

In connection with the pricing of the Offering, the Company intends to enter into the Ninth Amendment to Credit Agreement, by and among the Company, Wells Fargo Bank, National Association, as administrative agent, the guarantors party thereto and the lenders party thereto to (the “Ninth Amendment”) to amend that certain Credit Agreement, dated as of December 17, 2020, by and among the Company, Wells Fargo Bank, National Association (as successor to Fifth Third Bank, National Association), as administrative agent, and the lenders party thereto (as amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”) to, among other things, (i) increase the elected commitments to $660 million and the borrowing base to $750 million, (ii) extend the maturity date to July 1, 2025, (iii) add an additional lender to the syndicate and (iv) make certain other modifications to conform the Credit Agreement to the terms of the Notes. In addition, to the extent the Company incurs any indebtedness under the Specified Senior Notes (as defined in the Ninth Amendment), its obligation to reduce the borrowing base by an amount equal to 25% of the principal amount of such indebtedness shall be waived.

Pro Forma Financial Information

As previously reported in a Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on February 22, 2022, and as further updated by that certain Current Report on Form 8-K filed by the Company with the SEC on June 23, 2022 (the “Alamo 8-K”), on June 21, 2022, the Company and HighPeak Energy Assets, LLC, a wholly owned subsidiary the Company (together, with the Company, the “HighPeak Parties”), completed the Alamo Acquisitions (as defined herein) to acquire (i) various oil and gas properties contiguous to its Flat Top operating area in Howard and Borden Counties, Texas from various third-party sellers (the “Alamo Parties”), pursuant to that certain Purchase and Sale Agreement, dated February 15, 2022, by and among the HighPeak Parties and the Alamo Parties (the “February Alamo Acquisition”), and (ii) certain assets of Alamo Borden County 1, LLC (“Alamo I”), or any affiliate of Alamo I, located in Borden County, Texas, pursuant to that certain Purchase and Sale Agreement, dated June 3, 2022, by and among the HighPeak Parties and Alamo I (the “June Alamo Acquisition” and, together with the February Alamo Acquisition, the “Alamo Acquisitions”).

As previously disclosed in a Current Report on Form 8-K filed by the Company with the SEC on April 27, 2022, and as further updated by that certain Current Report on Form 8-K filed by the Company with the SEC on June 30, 2022 (the “Hannathon 8-K” and, together with the Alamo 8-K, the “3-05 Acquisitions 8-Ks”), the HighPeak Parties, entered into that certain Purchase and Sale Agreement, dated as of April 26, 2022, with Hannathon Petroleum, LLC and certain other third party private sellers set forth therein to acquire various oil and gas properties contiguous to its Signal Peak operating area in Howard County, Texas (the “Hannathon Acquisition” and, together with the Alamo Acquisitions, the “Acquisitions”).

The Company previously filed certain historical and unaudited pro forma condensed combined financial information required under Regulation S-X with respect to the Acquisitions on the 3-05 Acquisitions 8-Ks.

This Current Report on Form 8-K is being filed to provide an unaudited pro forma condensed statement of operations of the Company for the year ended December 31, 2022, prepared to give effect to the Acquisitions as if they had been completed on January 1, 2022, and the notes related thereto (the “Updated Pro Forma Financial Information”). The Updated Pro Forma Financial Information updates and supplements the unaudited pro forma condensed combined financial information of the Company and related disclosures contained as Exhibits 99.1 within each of the Alamo 8-K and Hannathon 8-K forming part of the 3-05 Acquisitions 8-Ks. To the extent that the information in this Current Report on Form 8-K differs from or updates information contained in the 3-05 Acquisitions 8-Ks, the information in this Current Report on Form 8-K shall supersede or supplement the information in the 3-05 Acquisitions 8-Ks.

The Updated Pro Forma Financial Information included in this Current Report on Form 8-K has been presented for informational purposes only. It does not purport to represent the actual results of operations that the Company would have achieved had the Acquisitions occurred on January 1, 2022, and is not intended to project the future results of operations that the Company may achieve as a result of the Acquisitions.

Item 9.01	Financial Statements and Exhibits.
(b) Pro Forma Financial Information. The Updated Pro Forma Financial Information is attached as Exhibit 99.2 hereto. (d) Exhibits.
Exhibit No.	Description
99.1	Press Release dated June 12, 2023.
99.2
Unaudited pro forma condensed statement of operations of HighPeak Energy, Inc. for the year ended December 31, 2022 prepared to give effect to the Acquisitions as if they had been completed on January 1, 2022, and the notes related thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHPEAK ENERGY, INC.

Date: June 12, 2023
	By:	/s/ Steven W. Tholen
	Name:	Steven W. Tholen
	Title:	Chief Financial Officer

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